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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 21, 2003

001-15565
(Commission File Number)

SEMCO ENERGY, INC.
(Exact name of registrant as specified in its charter)

MICHIGAN (State or other jurisdiction of incorporation)	38-2144267 (IRS Employer Identification Number)
28470 13 MILE ROAD, STE. 300, FARMINGTON HILLS, MICHIGAN 48334 5501 (Address of registrant's principal executive office)

248-702-6000
(Registrant's telephone number)

Item 9.    Regulation FD Disclosure.

        Item 9.    SEMCO Energy, Inc. ("SEMCO" or the "Company") wishes to disclose for Regulation FD purposes its press release dated May 22, 2003, as set forth in Exhibit 99.1 attached hereto.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMCO Energy, Inc. (Registrant)
By:	/s/ JOHN E. SCHNEIDER
Name:	John E. Schneider
Title:	Senior Vice President, Treasurer and C.F.O.

Dated: May 22, 2003

Index to Exhibits

Exhibit Number	Description
99.1	Copy of SEMCO Energy, Inc.'s press release dated May 22, 2003.

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SIGNATURES
Index to Exhibits